                                                                    Exhibit 99.2


                          NOTICE OF GUARANTEED DELIVERY

                                  PATHNET, INC.

                OFFER TO EXCHANGE ITS 12 1/4% SENIOR NOTES DUE 2008,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
           FOR ANY AND ALL ITS OUTSTANDING 12 1/4% SENIOR NOTES DUE 2008


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Pathnet, Inc. (the "Company") made pursuant to the
Prospectus dated           , 1998 (the "Prospectus"), if certificates for the
outstanding 12 1/4% Senior Notes Due 2008 of the Company (the "Existing Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                                  Delivery to:

                              The Bank of New York
                                 Exchange Agent


  By Mail, Overnight Courier or Hand:                   By Facsimile:
         The Bank of New York                 (for eligible institutions only)
          101 Barclay Street
       New York, New York 10286                     Confirm by Telephone:
   Attn: Corporate Trust Operations


            DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



Ladies and Gentlemen:

            Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Existing Notes" section of the Prospectus.



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

Principal Amount of Existing Notes
Tendered(*)

$
 --------------------------------------
Certificate Nos. (if available):

 --------------------------------------

                                              If Existing Notes will be delivered by book-entry
Total Principal Amount Represented by         transfer to The Depository Trust Company, provide
Existing Notes Certificate(s):                account number.

$                                             Account Number
 --------------------------------------                     --------------------


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      ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
--------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X
 -------------------------------------                    ------------------
X
 -------------------------------------                    ------------------
   Signature(s) of Owner(s) or Authorized Signatory             Date


Area Code and Telephone Number:
                               --------------

            Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificate(s) for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------

Capacity:
           ---------------------------------------------------------------------
Address(es):
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------
           ---------------------------------------------------------------------

------------

(*) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.


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


                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Existing Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Existing Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.


---------------------------------              ---------------------------------
          Name of Firm                                Authorized Signature

---------------------------------              ---------------------------------
            Address                                          Title

                                               Name:
---------------------------------              ---------------------------------
                        Zip Code                      (Please Type or Print)

Area Code and Tel. No.                         Dated:
                     ------------                    ---------------------------

NOTE: DO NOT SEND CERTIFICATES FOR EXISTING NOTES WITH THIS FORM. CERTIFICATES FOR EXISTING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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